UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 25, 2026
General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1 Neumann Way,	Evendale,	OH		45215
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (513) 243-2000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2026, the Board of Directors (the “Board”) of General Electric Company, operating as GE Aerospace (the “Company”), approved and adopted amendments to the Company’s By-Laws (as amended and restated, the “Amended and Restated By-Laws”), which became effective the same day. The amendments contained in the Amended and Restated By-Laws:
•supplement the procedures and information requirements for the nomination of persons for election to the Board, including with respect to Rule 14a-19 under the Securities Exchange Act of 1934, as amended;
•require that the information regarding the shareholder submitting a nomination and their nominees be true as of the record date and as of ten business days prior to the meeting date;
•require that any shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white; and
•designate (i) the New York Supreme Court or, if such court does not have jurisdiction, the federal district courts in the State of New York or other state courts in the State of New York, as the exclusive forum for bringing derivative actions, claims of breach of a fiduciary duty and other specified actions under New York corporate law, and (ii) the federal district courts of the United States of America as the exclusive forum for bringing claims under the Securities Act of 1933, as amended, in each case, unless the Company otherwise consents in writing to the selection of an alternative forum.

The foregoing summary is qualified in its entirety by reference to the text of the Amended and Restated By-Laws, filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	The By-Laws of General Electric Company, as amended on June 25, 2026.
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: June 25, 2026	/s/ Brandon Smith
Brandon Smith Vice President, Chief Corporate, Securities & Finance Counsel

3